UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 1, 2019

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On April 1, 2019, Marsh & McLennan Companies, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on April 1, 2019, the Company closed its previously announced acquisition of Jardine Lloyd Thompson Group plc, a public company organized under the laws of England and Wales ("JLT"). This Form 8-K/A amends the Original Form 8-K to include the historical audited statements of JLT and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.
Item 9.01    Financial Statements and Exhibits
(a)    Financial statements of businesses acquired. The audited financial statements of JLT for the year ended December 31, 2018, are filed herewith as Exhibit 99.1. The consent of PricewaterhouseCoopers LLP, JLT’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.
(b)    Pro forma financial information. The unaudited pro forma consolidated financial information of the Company and JLT for the year ended December 31, 2018 and as of December 31, 2018 are filed herewith as Exhibit 99.2.
(d)    Exhibits

Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors of JLT

99.1	Audited financial statements of JLT for the year ended December 31, 2018

99.2	Unaudited pro forma consolidated financial information of the Company and JLT for the year ended December 31, 2018 and as of December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date:      June 6, 2019

EXHIBIT INDEX

Exhibit No.           Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors of JLT

99.1	Audited financial statements of JLT for the year ended December 31, 2018

99.2	Unaudited pro forma consolidated financial information of the Company and JLT for the year ended December 31, 2018 and as of December 31, 2018

4